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                                  EXHIBIT 10(c)
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           Resolution of Board of Directors and Amendment to Park National
           Corporation Defined Benefit Pension Plan adopted March 11, 1998



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                        RESOLUTION OF BOARD OF DIRECTORS
                                AND AMENDMENT TO
                            PARK NATIONAL CORPORATION
                          DEFINED BENEFIT PENSION PLAN


                   WHEREAS, Park National Corporation adopted a Defined Benefit Pension Plan effective October 1, 1960; and


                   WHEREAS, Park National Corporation adopted an amended and restated Defined Benefit Pension Plan (the Plan) effective October 1, 1989; and


                   WHEREAS, it is desired to amend the Plan to raise the involuntary lump-sum payment amount to $5,000, to eliminate mandatory payment of benefits to non-5% owners until actual retirement, and to conform the Plan with the manner in which it has been consistently administered;


                   NOW, THEREFORE, BE IT RESOLVED, that the Park National Corporation Defined Benefit Pension Plan is amended as follows:

                                     ITEM I
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Effective October 1, 1989, Section 5.6, TERMINATION OF EMPLOYMENT BEFORE
RETIREMENT, is amended by deleting the second paragraph of subsection (a) and substituting the following:

                                    However, the Administrator shall direct the
                   earlier payment of the entire Vested portion of the Present Value of Accrued Benefit, but only if it does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution.

                                     ITEM II
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Effective October 1, 1997, Section 5.6, TERMINATION OF EMPLOYMENT BEFORE
RETIREMENT is further amended by the addition of the following subsection (i):

                  (i) Notwithstanding anything in this Section to the contrary, effective October 1, 1997, an "Eligible Participant" may elect to receive his Vested Accrued Benefit under the Plan in the form of a lump-sum payment calculated in accordance with Section 5.7. Any such election is subject to the restrictions discussed below. For purposes of this Section, an "Eligible Participant" shall mean a Participant who had attained age 50 and completed 5 years of service as of his termination of employment date. In order to elect this special optional payment form, an "Eligible Participant" must terminate employment with the Employer during the period October 1, 1997



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through December 31, 1997. A Participant who was an "Eligible Participant" under the terms of this Section and who does not terminate employment during the period October 1, 1997 through December 31, 1997 shall not be an "Eligible Participant" hereunder and shall be entitled only to his retirement benefits payment option determined in accordance with Section 5.6 (without regard to this paragraph) as appropriate. If an "Eligible Participant" who elects this special optional payment dies after termination of employment but before payment of benefits, any death benefit payable to his beneficiaries shall be determined and paid in accordance with Section 5.5.

                                    ITEM III
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Effective October 1, 1997, Section 5.7, DISTRIBUTION OF BENEFITS, is amended by deleting the last sentence of subsection (e)(1).

                   FURTHER RESOLVED, effective October 1, 1997, if the Vested portion of the Present Value of Accrued Benefits payable to any Participant in the event of retirement, disability, death, or termination of employment does not exceed $5,000 and has never exceeded $5,000 at the time of any prior distribution, the Administrator shall direct the earlier payment of the entire Vested portion of the Present Value of Accrued Benefit and the Plan shall be amended by substituting $5,000 for $3,500 wherever such amount occurs.



 I hereby certify that the foregoing is a true and correct copy of a Resolution duly adopted by Park National Corporation on March 11, 1998


                                                  By   /s/ Laura B. Lewis
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